UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 APRIL 21, 2005
                                 --------------
                Date of Report (Date of earliest event reported)


                            CERTIFIED SERVICES, INC.
                            ------------------------
               (Exact name of Registrant as specified in charter)


           NEVADA                           0-31527                 88-0444079
           ------                           -------                 ----------
(State or other jurisdiction            (Commission File          (IRS. Employer
      of incorporation)                     Number)               Identification
                                                                      Number)


            5101 NW 21ST AVENUE, SUITE 350, FT. LAUDERDALE, FL 33309
            ---------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (954) 677-0202

ITEM 5.02     APPOINTMENT OF PRINCIPAL OFFICERS

         On April 21, 2005 we appointed Tony Russo Chief Financial Officer. Since June 2004 Mr. Russo, age 62, has served as Chief Financial Officer of American Business Corporation, a business development company which is in reorganization. He will continue in that position for the foreseeable future. From December 2003 until June 2004 Mr. Russo provided consulting services to entities in which he has a personal investment. From April 2002 until December 2003 Mr. Russo was our Chief Financial Officer. Prior thereto and since 1990 he had served as Chief Executive Officer of Cartilage Technologies, Inc., a manufacturer of dietary supplements based in New York. Mr. Russo's terms of employment have not been established yet.

ITEM 7(C) EXHIBITS

EXHIBITS

None


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 27, 2005

                                               CERTIFIED SERVICES, INC.

                                               By: /s/ Danny L. Pixler
                                               -----------------------
                                               Name:  Danny L. Pixler
                                               Title: President